UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 10, 2014

Date of Report (date of earliest event reported)

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	1-8931 (Commission File No.)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 10, 2014, the Audit Committee of the Board of Directors (“Audit Committee”) of Cubic Corporation (the “Company”), after consultation with Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, determined that the Company’s financial statements for the fiscal years ended September 30, 2013 and 2012, and each of the prior quarters of 2013 and 2012 can no longer be relied upon as being in compliance with generally accepted accounting principles (“GAAP”). Accordingly, the Company will restate such financial statements. Similarly, related press releases, Ernst & Young’s reports on the financial statements, including the effectiveness of internal control over financial reporting, and shareholder communications describing the Company’s financial statements for these periods should no longer be relied upon. The Audit Committee’s decision to restate these financial statements follows a recommendation by management that revenues in these previously issued financial statements should be adjusted due to errors in calculating revenues for a contract in the Company’s transportation systems segment.

Preliminary indications from the Company’s evaluation are that the changes described below will result in an increase in revenues and net income cumulatively over the period of the restatement and an increase in retained earnings as of September 30, 2013. The Company is continuing to evaluate the total amount of the adjustments and the specific impact on each period covered by the restatement, which may result in an increase or decrease in previously reported amounts for individual periods.

In 2012, the company restated its financial statements for the years ended September 30, 2011, 2010 and 2009, the quarters ended March 31, 2012 and December 31, 2011 and each of the prior quarters of 2011 and 2010. This previous restatement was the result of the Company’s determination that it had made errors in the calculation of revenues for a significant number of its contracts due to an incorrect application of GAAP. In the course of its financial statement closing process for the quarter ended December 31, 2013, management identified an error in the computation of revenues for one contract that dates back to the previous restatement period, beginning in 2011. The error identified resulted from an error in a revenue recognition model, used to record revenue for this contract, that was created during the previous restatement activity. In the course of its review, management also identified a second error related to this same contract that resulted from a failure to accurately update the contract value that is used in the calculation of revenue under the cost-to-cost percentage of completion method of accounting. The Company is in the process of evaluating the differences resulting from these errors but has not yet completed the evaluation.

The Company intends to amend its annual and quarterly SEC filings, as appropriate, as soon as reasonably practicable. Management has considered the effect of the restatement on the Company’s prior conclusions of the adequacy of its internal control over financial reporting and disclosure controls and procedures as of the end of each of the applicable restatement periods. As a result of the errors described above, management has concluded that the Company’s internal control over financial reporting and disclosure controls and procedures were not effective to a reasonable assurance level as of the ends of each of the periods covered by the restatement. The Company will amend any disclosures pertaining to its evaluation of such controls and procedures as appropriate in connection with the amended filings.

***

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created by such Act. Forward-looking statements include, among others, statements about the Company’s plans to restate its financial statements and amend prior SEC filings, the timing of such restatement and amendments and the restatement’s effect on prior financial statements.  These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. These statements involve risks, estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in these statements, including, among others: the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K; any delay in the filing of required periodic reports with the SEC; the timing and results of the review of the effectiveness of internal control over financial reporting (and related internal controls) and disclosure controls and procedures; whether the review is expanded to additional matters beyond internal controls and disclosure controls and procedures; changes in the ranges of estimates and adjustments in this Current Report on Form 8-K due to the audit of the Company’s annual financial statements; the SAS 100 review of quarterly financial statements or as a result of the Company’s responses to potential comments from the SEC Staff or otherwise; whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management; additional uncertainties related to accounting issues generally; adverse effects on the Company’s business as a result of the restatement process or the review of the effectiveness of internal control over financial reporting and disclosure controls and procedures or the reactions to such event by customers or suppliers, or increased regulatory, media or financial reporting issues and practices, rumors or otherwise; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company’s stock price. In addition, please refer to the risk factors contained in the Company’s SEC filings available at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2014	CUBIC CORPORATION

	By:	/s/ John D. Thomas
	Name:	John D. Thomas
	Title:	Executive Vice President and CFO